AGREEMENT

         THIS AGREEMENT ("Agreement"), is made and entered into as of the ___ day of February, 1998, by and between REPUBLIC BANKING CORPORATION OF FLORIDA, a Florida corporation (the "Company"), and _______________________ (the "Selling Shareholders").


                                    RECITALS


         A. The Company has filed a Registration Statement on Form S-1 (File No. 333-41301) with the Securities and Exchange Commission (herein, together with all amendments, schedules and exhibits thereto, referred to as the "Registration Statement") with respect to the offer and sale of shares of its Common Stock.

         B. The Selling Shareholders have requested that certain shares owned by them be included in the Registration Statement.

         NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained herein, the Company and the Selling Shareholders agree as follows:

SECTION 1. INDEMNIFICATION. The Company shall indemnify and hold harmless each Selling Shareholder from and against any and all losses, claims, damages and liabilities incurred or arising out of any untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or included in any preliminary Propestus (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omisssion or alleged omission in information furnished or required to be furnished to the Company by each Selling Shareholder expressly for use therein.

SECTION 2. MISCELLANEOUS.

         2.1 ENTIRE AGREEMENT. This Agreement constitutes the entire understanding of the parties and supersedes all prior understandings, whether written or oral, between the parties with respect to the subject matter of this Agreement.

         2.2 APPLICABLE LAW. This Agreement shall be governed by and construed under the laws of the State of Florida.



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         2.3 EXECUTION IN COUNTERPARTS. This Agreement and any amendment may be executed simultaneously or in two or more counterparts, each of which together shall constitute one and the same instrument.

         2.4 AMENDMENT. No amendment, modification or alteration of the terms of this Agreement shall be binding unless in writing, dated subsequent to the date of this Agreement, and executed by the parties.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.



ADDRESS:                                    THE COMPANY:


Republic Banking Corporation of Florida    REPUBLIC BANKING CORPORATION OF
2800 Ponce de Leon Boulevard               FLORIDA
Coral Gables, Florida 33134


                                           By: ________________________________
                                               Name:
                                               Title:

ADDRESS:                                   THE SELLING SHAREHOLDERS:



                                                _______________________________